Exhibit 99.1

For Immediate Release
July 28, 2017

PNM Resources Reports Second Quarter Results
2017 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q2 2017	Q2 2016	YTD 2017	YTD 2016
GAAP net earnings	$37.6	$27.1	$60.4	$37.6
GAAP diluted EPS	$0.47	$0.34	$0.75	$0.47
Ongoing net earnings	$39.6	$32.1	$61.6	$42.9
Ongoing diluted EPS	$0.49	$0.40	$0.77	$0.53

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2017 second quarter earnings results. In addition, management affirmed its 2017 consolidated ongoing earnings guidance of $1.77 to $1.87 per diluted share.

“Positive second quarter financial results keep us on track with annual earnings guidance,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “The settlement filed in PNM’s general rate case, which includes the retirement of two coal-fired units at the San Juan Generating Station at the end of this year, is scheduled for hearings in August. Additionally, PNM’s 2017 Integrated Resource Plan was filed on July 3, providing a roadmap for the transformation to a coal-free generation portfolio in 2031 while continuing to provide customers with reliable, affordable and environmentally sustainable power.”

SEGMENT REPORTING OF 2017 SECOND QUARTER EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q2 2017	Q2 2016	YTD 2017	YTD 2016
GAAP net earnings	$26.8	$15.9	$43.3	$20.1
GAAP diluted EPS	$0.34	$0.20	$0.54	$0.25
Ongoing net earnings	$28.8	$20.9	$44.5	$25.0
Ongoing diluted EPS	$0.36	$0.26	$0.56	$0.31

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PNM Resources Reports Q2 Earnings            7-28-17                         p. 2 of 4

•
In the second quarter of 2017, PNM’s GAAP and ongoing earnings included the effect of the October 2016 implementation of new retail rates, revenues from a new third-party transmission contract and lower outage costs, which were partially offset by depreciation expense from new capital investments and a reduction in the FERC generation Navopache contract. Increased operations and maintenance costs were mitigated by the implementation of cost savings to align the business with the allowed recovery included in the last general rate case.

•	PNM’s GAAP and ongoing earnings in the second quarter of 2016 also included interest income received from the IRS, net of fees.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q2 2017	Q2 2016	YTD 2017	YTD 2016
GAAP net earnings	$12.2	$10.5	$19.8	$18.0
GAAP diluted EPS	$0.15	$0.13	$0.24	$0.22
Ongoing net earnings	$12.2	$10.5	$19.8	$18.0
Ongoing diluted EPS	$0.15	$0.13	$0.24	$0.22

•
In the second quarter of 2017, TNMP’s GAAP and ongoing earnings benefited from load growth and transmission rate relief, partially offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – includes PNMR holding company activities, primarily related to corporate level debt and PNMR Services Company, in addition to the activities of PNMR Development and NM Capital.

Corporate and Other (In millions, except EPS)

	Q2 2017	Q2 2016	YTD 2017	YTD 2016
GAAP net earnings (loss)	($1.4)	$0.7	($2.7)	($0.4)
GAAP diluted EPS	($0.02)	$0.01	($0.03)	$0.00
Ongoing net earnings (loss)	($1.4)	$0.7	($2.6)	($0.1)
Ongoing diluted EPS	($0.02)	$0.01	($0.03)	$0.00

•
In the second quarter of 2017, Corporate and Other’s GAAP and ongoing earnings were reduced by additional interest expense related to rising interest rates and higher debt levels. During the first half of the year, the company entered into interest rate swaps to effectively fix the rates for an additional $150 million of its variable rate debt.

•
Corporate and Other’s GAAP and ongoing earnings in the second quarter of 2016 also included interest income related to the amortization of origination fees for the loan associated with Westmoreland Coal Company.

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PNM Resources Reports Q2 Earnings            7-28-17                        p. 3 of 4

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

SECOND QUARTER CONFERENCE CALL: 11 AM EASTERN FRIDAY, JULY 28
PNM Resources will discuss second quarter results during a live conference call and webcast on Friday, July 28th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10110125. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources second quarter conference call.” Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2016 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,791 megawatts of generation capacity and provides electricity to more than 767,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q2 Earnings            7-28-17                        p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$26,800	$12,204	$(1,449)	$37,555
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	2,284	—	—	2,284
Net change in unrealized impairments of available-for-sale securities[2]	73	—	—	73
Pension expense related to previously disposed of gas distribution business[3]	961	—	—	961
Total adjustments before income tax effects	3,318	—	—	3,318
Income (taxes) on above adjustments*	(1,287)	—	—	(1,287)
Adjusting items, net of income taxes	2,031	—	—	2,031
Ongoing Earnings (Loss)	$28,831	$12,204	$(1,449)	$39,586

Six Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$43,327	$19,808	$(2,718)	$60,417
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	939	—	—	939
Net change in unrealized impairments of available-for-sale securities[2]	(1,028)	—	—	(1,028)
Pension expense related to previously disposed of gas distribution business[3]	1,922	—	—	1,922
Total adjustments before income tax effects	1,833	—	—	1,833
Income (taxes) on above adjustments*	(711)	—	—	(711)
New Mexico corporate income tax rate change	22	—	83	105
Total income tax impacts	(689)	—	83	(606)
Adjusting items, net of income taxes	1,144	—	83	1,227
Ongoing Earnings (Loss)	$44,471	$19,808	$(2,635)	$61,644

*2017 income tax effects calculated using a tax rate of 38.80%.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Increases in "Electric Operating Revenues" and "Cost of energy" of $7,977 and $10,261 in the three months ended June 30, 2017 and $9,026 and $9,965 in the six months ended June 30, 2017
[2](Increase) decrease in "Gains on available-for-sale securities"
[3]Increases in "Administrative and general"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$15,917	$10,508	$651	$27,076
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	6,598	—	—	6,598
Net change in unrealized impairments of available-for-sale securities[2]	666	—	—	666
Pension expense related to previously disposed of gas distribution business[3]	925	—	—	925
Total adjustments before income tax effects	8,189	—	—	8,189
Income (taxes) on above adjustments*	(3,196)	—	—	(3,196)
Adjusting items, net of income taxes	4,993	—	—	4,993
Ongoing Earnings (Loss)	$20,910	$10,508	$651	$32,069

Six Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$20,057	$17,965	$(400)	$37,622
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	5,163	—	—	5,163
Net change in unrealized impairments of available-for-sale securities[2]	(951)	—	—	(951)
Regulatory disallowances and restructuring costs[4]	774	—	586	1,360
Pension expense related to previously disposed of gas distribution business[3]	1,851	—	—	1,851
Total adjustments before income tax effects	6,837	—	586	7,423
Income (taxes) on above adjustments*	(2,668)	—	(229)	(2,897)
New Mexico corporate income tax rate change	804	—	(92)	712
Total income tax impacts	(1,864)	—	(321)	(2,185)
Adjusting items, net of income taxes	4,973	—	265	5,238
Ongoing Earnings (Loss)	$25,030	$17,965	$(135)	$42,860

*2016 income tax effects calculated using a tax rate of 39.02%.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Decreases in "Electric Operating Revenues" and increases in "Cost of energy" of $6,079 and $519 in the three months ended June 30, 2016 and $4,715 and $448 in the six months ended June 30, 2016
[2](Increase) decrease in "Gains on available-for-sale securities"
[3]Increases in "Administrative and general"
[5]Increases in "Regulatory disallowances and restructuring costs" (PNM) and "Other (deductions)" (Corporate and Other)

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$0.34	$0.15	$(0.02)	$0.47
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	—	—	—	—
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.36	$0.15	$(0.02)	$0.49
Average Diluted Shares Outstanding: 80,130,904

Six Months Ended June 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.54	$0.24	$(0.03)	$0.75
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
New Mexico corporate income tax rate change	—	—	—	—
Total Adjustments	0.02	—	—	0.02
Ongoing Earnings (Loss)	$0.56	$0.24	$(0.03)	$0.77
Average Diluted Shares Outstanding: 80,121,449

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.20	$0.13	$0.01	$0.34
Adjusting items
Mark-to-market impact of economic hedges	0.05	—	—	0.05
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.26	$0.13	$0.01	$0.40
Average Diluted Shares Outstanding: 80,107,844

Six Months Ended June 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.25	$0.22	$—	$0.47
Adjusting items
Mark-to-market impact of economic hedges	0.04	—	—	0.04
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
New Mexico corporate income tax rate change	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	0.01	—	—	0.01
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.06	—	—	0.06
Ongoing Earnings (Loss)	$0.31	$0.22	$—	$0.53
Average Diluted Shares Outstanding: 80,135,790

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(In thousands, except per share amounts)
Electric Operating Revenues	$362,320	$315,391	$692,498	$626,352
Operating Expenses:
Cost of energy	104,267	81,363	207,070	173,732
Administrative and general	45,122	45,160	92,655	92,270
Energy production costs	34,393	37,881	66,180	80,567
Regulatory disallowances and restructuring costs	—	—	—	774
Depreciation and amortization	57,625	50,955	114,008	100,784
Transmission and distribution costs	17,031	17,315	33,508	33,909
Taxes other than income taxes	18,777	17,895	38,012	37,987
Total operating expenses	277,215	250,569	551,433	520,023
Operating income	85,105	64,822	141,065	106,329
Other Income and Deductions:
Interest income	3,885	10,194	8,766	13,815
Gains on available-for-sale securities	5,663	4,631	12,324	10,849
Other income	3,450	4,265	8,351	8,530
Other (deductions)	(2,904)	(4,105)	(6,387)	(7,104)
Net other income and deductions	10,094	14,985	23,054	26,090
Interest Charges	32,332	33,221	64,031	64,712
Earnings before Income Taxes	62,867	46,586	100,088	67,707
Income Taxes	21,636	15,634	32,411	22,790
Net Earnings	41,231	30,952	67,677	44,917
(Earnings) Attributable to Valencia Non-controlling Interest	(3,544)	(3,744)	(6,996)	(7,031)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(264)	(264)
Net Earnings Attributable to PNMR	$37,555	$27,076	$60,417	$37,622
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.47	$0.34	$0.76	$0.47
Diluted	$0.47	$0.34	$0.75	$0.47
Dividends Declared per Common Share	$0.2425	$0.2200	$0.4850	$0.4400